Nature of Business and Organization	12 Months Ended
Oct. 31, 2012
Nature Of Business and Organization [Abstract]
Nature of Business and Organization

Note 1 - Nature of Business and Organization

BioNeutral Group, Inc (the “Company”) is a specialty chemical company seeking to develop and commercialize a novel combinational chemistry-based technology which it believes in certain circumstances may neutralize harmful environmental contaminants, toxins and dangerous micro-organisms, including bacteria, viruses and spores.  The Company’s business operations are conducted through BioNeutral Laboratories Corporation USA, a corporation organized in Delaware in 2003 (“BioLabs”).
On January 30, 2009, the Company, formerly called Moonshine Creations Inc. (“Moonshine”), entered into a share exchange agreement (the “Share Exchange Agreement”) with BioLabs pursuant to which the Company agreed to issue to the shareholders of BioLabs 44,861,023 shares of its common stock (the “Share Exchange”).

Since the owners and management of BioLabs possessed voting and operating control of the combined company after the Share Exchange, the transaction constituted a reverse acquisition for accounting purposes, as contemplated by FASB ASC 805-40 and corresponding ASC 805-10-55-10, 12 and 13. Under this accounting, the entity that issues shares (Moonshine – the legal acquirer) is identified as the acquiree for accounting purposes. The entity whose shares are acquired (BioLabs) is the accounting acquirer.

In addition, Moonshine was characterized as a non-operating public shell company, pursuant to SEC reporting rules. The SEC staff considers a reverse-acquisition with a public shell to be a capital transaction, in substance, rather than a business combination. The transaction is effectively a reverse recapitalization, equivalent to the issuance of stock by the private company (BioLabs) for the net monetary assets of the shell corporation (Moonshine) accompanied by a recapitalization. The accounting is similar to that resulting from a reverse acquisition, except that the transaction was consummated at book value and no goodwill or intangible assets were recognized.

For SEC reporting purposes, BioLabs is treated as the continuing reporting entity that acquired the Company (the historic shell registrant). All reports filed after the transaction have been prepared as if BioLabs (accounting acquirer) were the legal successor to Moonshine’s reporting obligation as of the date of the acquisition. Therefore, these financial statements and all such statements filed subsequent to the transaction reflect the historical financial condition, results of operations and cash flows of BioLabs, for all periods presented.

Moonshine changed its name to BioNeutral Group, Inc. in the month prior to the exchange, to facilitate the Share Exchange. References to “Moonshine” in this description of the accounting treatment is included to add clarity to the separation of the independent entities involved in the Share Exchange, prior to such exchange.

Approximately 8% of BioLabs shareholders have not participated in the exchange of their shares of common stock of BioLabs for shares of common stock of Moonshine. Those shareholders are recognized as a Non-Controlling interest in the Company’s consolidated financial statements in accordance with FASB ACS 805-40-25-2. However, the shares representing ownership of the Company reflect the combined entity after the Share Exchange transaction, while BioLabs shares represent ownership of only that legal entity.

In connection with the reverse acquisition and recapitalization, all share and per share amounts of BioLabs were retroactively adjusted to reflect the legal capital structure of Moonshine pursuant to FASB ASC 805-40-45-1.